Exhibit 10.1
Westmoreland Escrow Corporation
Westmoreland Coal Company
Westmoreland Partners

$425,000,000 10.750% Senior Secured Notes

PURCHASE AGREEMENT
January 29, 2014
BMO Capital Markets Corp.
3 Times Square
New York, NY 10036

Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

Ladies and Gentlemen:
Westmoreland Escrow Corporation, a Delaware corporation (the “Issuer”) and wholly owned subsidiary of Westmoreland Coal Company, a Delaware corporation (the “Company”), proposes, upon the terms and conditions set forth in this purchase agreement (the “Agreement”), to issue and sell to you, as the initial purchasers (the “Initial Purchasers”), $425 million aggregate principal amount of its 10.750% Senior Secured Notes (the “Notes”). The Notes will (i) have terms and provisions that are summarized in the Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into among the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”).
The Notes are being issued and sold in connection with (i) the Company’s acquisition (the “Acquisition”) of two subsidiaries of Sherritt International Corporation (“Sherritt”), Prairie Mines & Royalty Ltd. (“PMRL”) and Coal Valley Resources Inc. (“CVRI” and together with PMRL, the “Sherritt Entities”), pursuant to an Arrangement Agreement, dated December 24, 2013, between the Company, its Canadian subsidiary, Westmoreland Canada Holdings, Inc., Sherritt, Altius Minerals Corporation and the other parties thereto (the “Arrangement Agreement”) and (ii) the related prepayment of the 8.02% senior secured notes issued by Westmoreland Mining LLC, a wholly-owned subsidiary of the Company (the “WML Notes”). The date on which the Company disburses the purchase price for the Acquisition is referred to herein as the “Acquisition Closing Date”.
On or promptly following the Acquisition Closing Date, the Notes will be automatically exchanged (the “Exchange”) for $425 million aggregate principal amount of 10.750% Senior Secured Notes due 2018 (the “New Notes”, it being understood that after the Acquisition Closing Date, references to “Notes” means the New Notes) issued by the Company and

Westmoreland Partners, a Virginia partnership and indirect wholly owned subsidiary of the Company (“Partners”), as co-issuers. The Company and Partners previously issued $275 million in aggregate principal amount (of which $251.5 million principal amount remains outstanding) of 10.750% Senior Secured Notes due 2018 (the “Existing Notes”) pursuant to an indenture among the Company, Partners, the Guarantors (as defined below) and the Trustee, dated as of February 4, 2011(as heretofore amended or supplemented, the “Existing Indenture”). The New Notes will, at the time of issuance, will be equal in right of payment with, and be of the same series as, the Existing Notes and will be treated as a single class of securities with the Existing Notes for all purposes under the Existing Indenture. As of the Acquisition Closing Date, the New Notes will have the benefit of a security interest in the assets of the Company, Partners and certain subsidiaries of the Company (collectively, the “Grantors”) as described in the Pricing Disclosure Package and the Offering Memorandum (the “Collateral”). Pledge and security agreements, mortgages, collateral assignments and other documents or instruments that exist or are entered into in connection with the New Notes evidencing or purporting to create a security interest in and/or lien on the Collateral in favor of the notes collateral agent shall be hereinafter referred to as the “Security Documents.”
Upon completion of the Acquisition, the Company and Partners shall, and the Company shall cause the entities listed on Schedule II hereto (collectively, the “Guarantors”) to, (i) enter into a joinder to this Agreement, substantially in the form attached hereto as Exhibit A (the “Joinder Agreement”), pursuant to which the Company, Partners and the Guarantors will become parties hereto for purposes of making certain representations and warranties and providing for indemnification as described herein, (ii) enter into a supplemental indenture to the Existing Indenture, substantially in the form attached to the Existing Indenture (the “Supplemental Indenture”), pursuant to which the New Notes and the Guarantees (as defined below) will be issued, (iii) enter into the Registration Rights Agreement (as defined below), substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”). Upon the completion of the Acquisition, each of the Guarantors will fully, unconditionally and irrevocably guarantee (the “Guarantees”) the New Notes. The representations, warranties, agreements and obligations made by the Company, Partners and the Guarantors herein shall not become effective until the completion of the Acquisition, at which time such representations, warranties, agreements and obligations shall become effective pursuant to the terms of the Joinder Agreement. Thereafter all representations, warranties, agreements and obligations of the Issuer, the Company and the Guarantors shall be joint and several.
On February 7, 2014, the date of delivery and payment of the Notes pursuant to Section 5 hereof, (such date, the “Closing Date”), the Issuer will enter into an escrow and security agreement, substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”), and will deposit, or cause to be deposited, in cash into an escrow account (the “Escrow Account”) with Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”), (a) the gross proceeds of the offering of the Notes and (b) an additional amount representing principal accretion (if any), an additional 1.0% of the gross proceeds of the notes and the amount of interest that will accrue on the Notes from the Closing Date to, but not including, the sixth business day after March 31, 2014 (the “First Additional Escrow Amount”). If the Acquisition Closing Date has not occurred on or prior to March 31, 2014 the Company will deposit an additional amount representing principal accretion (if any) and the amount of interest that will accrue on the Notes from the sixth day after March 31, 2014 to, but not including, the sixth business day after April 30, 2014 (the “Second Additional Escrow Amount”). If the Acquisition Closing Date has not occurred on or prior to April 30, 2014 the Company will deposit an additional amount representing principal accretion (if any) and the amount of interest that will accrue on the Notes from the sixth day after April 30, 2014 to, but not including, the sixth business day after June 2, 2014 (the “Third Additional Escrow Amount” and, together with the gross proceeds of the offering, the First Additional Escrow Amount, the Second Additional Escrow Amount and any additional deposits required under the Escrow Agreement, the “Escrow Funds”).
Subject to the terms of the Escrow Agreement and the Indenture, the Notes will be redeemed (the “Special Mandatory Redemption”) at a price equal to 101% of the aggregate purchase price of the Notes, plus accrued and unpaid interest on the Notes from the Closing Date to the date of such redemption, in the event that either (i) (A) the Issuer fails to fund the escrow account pursuant to the terms of the Escrow Agreement or (B) the applicable conditions to the release of the Escrow Funds (including the completion of the Acquisition) are not satisfied on or prior to June 30, 2014 or (ii) on any date prior to June 30, 2014, the Issuer has determined in its reasonable discretion that the Escrow Conditions cannot be satisfied by June 30, 2014.
This Agreement, the Notes, the Exchange Notes (as defined below), the New Notes, the Guarantees, the Exchange Guarantees (as defined below), the Indenture, the Supplemental Indenture, the Registration Rights Agreement, the Escrow Agreement, the Arrangement Agreement and the Security Documents are hereinafter referred to collectively as the “Transaction Documents.”
Each of the Issuer, and upon execution of the Joinder Agreement, the Company, Partners and the Guarantors, hereby jointly and severally confirms its agreement with the Initial Purchasers concerning the purchase of the Notes as follows:
1.Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption therefrom. The Issuer, the Company, Partners and the Guarantors have prepared a preliminary offering memorandum, dated January 23, 2014 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum, and an offering memorandum, dated January 29, 2014 (the “Offering Memorandum”), setting forth information regarding the Issuer, the Company, the Partners, the Guarantors, the Notes and the Guarantees. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet are collectively referred to as the “Pricing Disclosure Package.” The Issuer, the Company, Partners, and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 5:00 p.m. (New York City time) on the date of this Agreement.
Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include any document filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) incorporated by reference therein, including, where applicable, exhibits attached thereto, on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be. Furthermore, any reference to Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to the related Canadian preliminary offering memorandum and Canadian final offering memorandum, as applicable, prepared for delivery to prospective purchases of the Notes in Canada. Any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the filing after the date of such document of any documents that are incorporated by reference therein. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.” The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.
You agree that you will make offers and sales (the “Exempt Resales”) of the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S and (iii) in Canada, persons who are “accredited investors” within the meaning of National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators and pursuant to exemptions from registration requirements under the securities laws, rules, regulations and written policy statements of any province of Canada in which the Notes are offered. Those persons specified in clauses (i), (ii) and (iii) are referred to herein as the (“Eligible Purchasers”). You have advised the Issuer that you will offer the Notes to Eligible Purchasers at a price initially equal to 104.375% of the principal amount thereof, plus accrued interest, if any, from February 1, 2014, plus an additional amount equal to 2.50% of the aggregate principal amount of the Notes (the “Initial Purchasers’ Commission”). Such price may be changed by you at any time without notice.
Upon completion of the Acquisition and following the Exchange, holders (including subsequent transferees) of the New Notes will have the registration rights set forth in the Registration Rights Agreement, among the Company, Partners, the Guarantors and the Initial Purchasers to be dated the Acquisition Closing Date, for so long as such New Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company, Partners and the Guarantors will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Securities Act relating to the 10.750% Senior Secured Notes due 2018 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees. Such portion of the offering is referred to as the “Exchange Offer”).
2.Representations, Warranties and Agreements of the Issuer, the Company, Partners and the Guarantors. As of the Closing Date (unless otherwise specified), each of the Issuer, and upon execution of the Joinder Agreement, the Company, Partners and the Guarantors, jointly and severally, represent, warrant and agree as follows:
(a)On the Closing Date and on the Acquisition Closing Date, the Notes, the New Notes and the Guarantees, as applicable, will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuer, the Company, Partners or the Guarantors, as the case may be, that are listed on a United States national securities exchange registered or that are quoted in a United States automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4).
(b)None of the Issuer, the Company, Partners or any of their respective subsidiaries is, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
(c)Assuming the accuracy of your representations and warranties in Section 3(b), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Securities Act. No form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Issuer, Company, Partners, the Guarantors or anyone acting on any of their behalf (other than you, as to whom the Issuer, the Company, Partners and the Guarantors make no representation) in connection with the offer and sale of the Notes.
(d)No form of general solicitation or general advertising was used by the Issuer, the Company, Partners, the Guarantors or any of their respective affiliates or anyone acting on any of their behalf (other than you, as to whom the Issuer, the Company, Partners and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act, and the Issuer, the Company, Partners, the Guarantors and any of their respective affiliates and any person acting on their behalf (other than you, as to whom the Company, Partners and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

(e)Each of the Preliminary Offering Memorandum as of its date, the Pricing Disclosure Package as of the Applicable Time and the Offering Memorandum as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
(f)The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Issuer, the Company, Partners and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing, suspending, limiting or restricting the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuer, the Company, Partners or any of the Guarantors is contemplated.
(g)(i) The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, and (ii) each Free Writing Offering Document (as defined below) included on Schedule IV when taken together as a whole with the Pricing Disclosure Package, did not, as of the Applicable Time and will not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished by the Initial Purchasers specifically for inclusion therein, which information is specified in Section 9(e).
(h)The Offering Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished by the Initial Purchasers specifically for inclusion therein, which information is specified in Section 9(e).
(i)The Company’s most recent Annual Report on Form 10-K (“Form 10-K”) and each Exchange Act Report, complied or will comply when so filed, in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and none of such documents contained as of their respective filing dates or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has filed all agreements and other documents required to be filed as exhibits to its Form 10-K under the Exchange Act.
(j)None of the Issuer, the Company or Partners have made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Initial Purchasers; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchaser is set forth substantially in form and substance as attached hereto on Schedule IV.
(k)The statistical and market-related data included in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum and the consolidated financial statements of the Company and its subsidiaries included in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Issuer, the Company and Partners believe to be reliable and accurate in all material respects.
(l)Each of the Issuer, the Company, Partners, the Guarantors and each of their respective subsidiaries (i) has been duly organized and is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization (to the extent the concept of good standing is relevant in the relevant jurisdiction) and (ii) is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except, with respect to clause (ii) above, where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company, Partners and each of their respective subsidiaries, taken as a whole after giving effect to the Acquisition, or the performance by the Issuer, the Company, Partners and the Guarantors of their obligations under the Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby (a “Material Adverse Effect”); each of the Issuer, the Company, Partners, the Guarantors and each of their respective subsidiaries has all corporate, partnership or limited liability, as applicable, power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Issuer, Partners, WCC Land Holding Company, Inc., Westmoreland Terminal Co., Westmoreland Energy Services, Inc., Westmoreland Canada Holdings, Inc., Westmoreland Prairie Resources, Inc., Coal Valley Resources, Inc., Prairie Resources Management ULC and the subsidiaries listed in the Company’s Annual Report on Form 10-K for the most recent fiscal year.
(m)The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, prior to giving effect to the Acquisition, under the column “Actual” under the heading “Capitalization”, and after giving effect to the Acquisition, under the column “As Adjusted” under the heading “Capitalization”, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock, partnership interests or limited liability company interests, as applicable, of each subsidiary of the Company been duly authorized and validly issued, are (to the extent such interests are shares of capital stock) fully paid and non-assessable and (except as set forth in each of the Pricing Disclosure Package and the Offering Memorandum) are owned directly or indirectly by the Company, as applicable, free and clear of all liens, encumbrances or claims, except for such liens, encumbrances or claims as are existing on the date hereof relating to outstanding

Indebtedness of the Company or any of its subsidiaries and as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(n)The Issuer, the Company, Partners and each Guarantor have all requisite corporate, partnership or limited liability company, as applicable, power and authority to execute and deliver, in each case, to the extent a party thereto, the Transaction Documents and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which they are a party and the consummation of the transactions contemplated thereby have (or, in the case of the Company, Partners and the Guarantors, on or prior to the Acquisition Closing Date, will have) been duly and validly taken.
(o)(i) The Indenture has been duly and validly authorized by the Issuer and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and legally binding agreement of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law, collectively the “Enforceability Exceptions”) and (ii) the Supplemental Indenture will be duly and validly authorized by the Company, Partners and each of the Guarantors on or prior to the Acquisition Closing Date and, when the Supplemental Indenture is duly executed and delivered in accordance with its terms by each of the parties thereto, the Existing Indenture, as supplemented by the Supplemental Indenture, will constitute the valid and legally binding agreement of the Company, Partners and each of the Guarantors, enforceable against the Company, Partners and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions; no qualification of the Indenture, or the Existing Indenture, as supplemented by the Supplemental Indenture, under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales or the Exchange.
(p)The Escrow Agreement has been duly and validly authorized by the Issuer and, when such Escrow Agreement is duly executed and delivered by the Issuer (assuming the due authorization, execution and delivery thereof by the Escrow Agent and the Trustee), will constitute a valid and legally binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.
(q)The Notes have been duly authorized by the Issuer and, when duly executed by the Issuer in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. When the Supplemental Indenture is duly executed and delivered as provided in the Existing Indenture and the New Notes have been delivered in connection with the Exchange, the New Notes will constitute valid and legally binding obligations of the

Company and Partners, enforceable against the Company and Partners in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Existing Indenture, as supplemented by the Supplemental Indenture.
(r)The Guarantees will have been duly and validly authorized by each of the Guarantors on or prior to the Acquisition Closing Date and when the Supplemental Indenture is duly executed and delivered by the Guarantors as provided in the Existing Indenture and the New Notes have been delivered in connection with the Exchange, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Existing Indenture.
(s)On or prior to the Acquisition Closing Date, the Exchange Notes will have been duly authorized by the Company and Partners and, when duly executed, authenticated, issued and delivered in exchange for the New Notes as contemplated by the Existing Indenture and the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company and Partners, enforceable against the Company and Partners in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Existing Indenture; and, on or prior to the Acquisition Closing Date, the Exchange Guarantees will have been duly authorized by each of the Guarantors on or prior to the Acquisition Closing Date and, when the Exchange Guarantees have been duly executed, authenticated, issued and delivered in exchange for the Guarantees related to the New Notes as contemplated by the Existing Indenture and the Registration Rights Agreement, the Exchange Guarantees will constitute valid and legally binding obligations of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Existing Indenture, as supplemented by the Supplemental Indenture.
(t)Upon completion of the Acquisition, the Registration Rights Agreement will have been duly authorized by the Company, Partners and each Guarantor and, when executed and delivered by the Company, Partners and each Guarantor in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the valid and legally binding obligation of the Company, Partners and each Guarantor in accordance with the terms thereof, enforceable against the Company, Partners and each Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.
(u)(i) Upon completion of the Acquisition, the Security Documents will have been duly authorized by the Company, Partners, each Guarantor and Absaloka Coal LLC (“Absaloka”) (to the extent a party thereto) and, when executed and delivered by the Company, Partners, each Guarantor and Absaloka (to the extent a party thereto) in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the other party or parties thereto) will be the valid and legally binding obligation of the Company, Partners, each Guarantor and Absaloka (to the extent a party thereto) in accordance with the terms thereof, enforceable against the

Company, Partners, each Guarantor and Absaloka (to the extent a party thereto) in accordance with its terms, subject to the Enforceability Exceptions.
(v)Upon delivery of the existing Security Documents to the Trustee, such Security Documents created, and upon delivery of executed Security Documents entered into in connection with the New Notes, such Security Documents will create, valid and enforceable security interests in and liens on the right, title and interest of the Company, Partners, each Guarantor and Absaloka (to the extent a party thereto) in and to the Collateral and, (i) with respect to any personal property constituting Collateral, to the extent a security interest in the Collateral can be perfected by filing under the laws of each jurisdiction under which the relevant Grantor is organized, upon the proper filing of such financing statements naming each Grantor as a “debtor” and the Trustee as “secured party” and (ii) with respect to any real property and fixtures constituting Collateral, upon the proper recording of the mortgages in the appropriate land records, the security interests in and liens on the rights of the Grantors in the Collateral are or will be perfected security interests and liens, subject to liens permitted by the Existing Indenture or any of the Security Documents, subject to the Enforceability Exceptions.
(w)This Agreement has been duly authorized by the Issuer and, when executed and delivered by Issuer in accordance with the terms hereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery hereof by you) will be the valid and legally binding obligation of the Issuer in accordance with the terms thereof, enforceable against the Issuer in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.
(x)Upon completion of the Acquisition, the Joinder Agreement will have been duly authorized, executed and delivered in accordance with its terms by the Company, Partners and each of the Guarantors, and, when duly executed and delivered in accordance with its terms by the Initial Purchasers, will constitute a valid and legally binding agreement of the Company, Partners and each of the Guarantors enforceable against the Company, Partners and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.
(y)Each Transaction Document will conform in all material respects to the description thereof in each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum.
(z)The issuance and sale of the Notes, the issuance of the Guarantees, the execution, delivery and performance by the Issuer, the Company, Partners, each of the Guarantors and Absaloka of the Transaction Documents (to the extent a party thereto), the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (in the case of the Company, Partners, the Guarantors and Absaloka, after giving effect to the Acquisition) (i) conflict with or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Issuer, the

Company, Partners, the Guarantors, Absaloka or any of their respective subsidiaries is a party or by which the Issuer, the Company, Partners, the Guarantors, Absaloka or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuer, the Company, Partners, the Guarantors, Absaloka or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational document of the Issuer, the Company, Partners, the Guarantors, Absaloka or any of their respective subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer, the Company, Partners, the Guarantors, Absaloka or any of their respective subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(aa)No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Issuer, the Company, Partners, the Guarantors, Absaloka or any of their respective subsidiaries is required for the issuance and sale of the Notes and the New Notes and issuance of the Guarantees, the execution, delivery and performance by Issuer, the Company, Partners, the Guarantors and Absaloka of each of the Transaction Documents to which it is a party, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except for (i) the filing of one or more registration statements by the Company with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement, (ii) the filing of financing statements or similar documents under the Uniform Commercial Code or other similar statute or regulation of the relevant states or jurisdictions as required under the Indenture, the Existing Indenture or the Security Documents, and (iii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required (a) under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, (b) with respect to the Acquisition as listed in the Arrangement Agreement and (c) with respect to the perfection of security interests on the Escrow Collateral (as defined in the Escrow Agreement) as required under the Escrow Agreement.
(bb)    None of the Issuer, the Company, Partners, any Guarantor nor any other person acting on behalf of the Issuer, the Company, Partners or any Guarantor has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission. The Issuer, the Company, Partners and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Notes or any substantially similar security issued by the Issuer, the Company, Partners or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Issuer by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(cc)    Except as otherwise disclosed in each of the Pricing Disclosure Package and the Offering Memorandum (including information incorporated by reference therein, since the date of the latest audited financial statements of the Company included in the Pricing Disclosure Package, (i) the Company, together with Partners, the Guarantors or any of their respective subsidiaries, taken as a whole, has not sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) there has not been any change in the capital stock, partnership or limited liability interests, as applicable, net current assets, short-term or long-term debt of the Company, Partners, the Guarantors and their respective subsidiaries, taken as a whole, and (iii) there has not been any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole after giving effect to the Acquisition, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(dd)    (i) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied (except as may be described in the notes thereto) on a consistent basis throughout the periods involved. The other financial information and related data included in the Pricing Disclosure Package and the Offering Memorandum is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company; (ii) the financial information of the Sherritt Entities included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum has been derived from the accounting records of Sherritt and the Sherritt Entities and, to the Issuer’s, the Company’s, Partners’, and the Guarantors’ knowledge, presents fairly, in all material respects, the information shown thereby; and (iii) the pro forma financial information and the related notes thereto included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Pricing Disclosure Package and the Offering Memorandum. The interactive data in eXtensbile Business Reporting Language incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.
(ee)    Ernst & Young LLP, who have audited certain financial statements of the Company, and whose report is incorporated by reference in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum and who have delivered the Initial Letter referred to in Section 8(f) hereof, and, to the knowledge of the Company, who will deliver the bring down letter referenced in Section 8(f) hereof on the Closing Date, are an independent registered public accounting firm as required by the Securities Act and the rules and regulations thereunder and the rules and regulations of the Public Company

Accounting Oversight Board (the “PCAOB”). Deloitte LLP, who have audited certain financial statements of the Sherritt Entities, and whose report is incorporated by reference in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum and who have delivered the Initial Letter referred to in Section 8(g) hereof, and, to the knowledge of the Company, who will deliver the bring down letter referenced in Section 8(g) hereof on the Closing Date, are an independent registered public accounting firm as required by the Securities Act and the rules and regulations thereunder and the rules and regulations of the PCAOB.
(ff)    Norwest Corporation, whose reports are referenced in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, was, as of the date of such reports, and are, as of the date hereof, independent appraisers with respect to certain assets of the Company. The consent of Norwest Corporation with respect to the inclusion of its reports in the Preliminary Offering Memorandum, the Disclosure Package, the Offering Memorandum and the Registration Statement has been obtained.
(gg)    (i) The Issuer, the Company, Partners, the Guarantors and each of their respective subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Pricing Disclosure Package and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Issuer, the Company, Partners, the Guarantors or any of their respective subsidiaries; and (ii) all assets (including real property) held under lease by the Issuer, the Company, Partners, the Guarantors or any of their respective subsidiaries are held by them under valid, subsisting and enforceable leases, in each case free and clear of all liens, encumbrances and defects except for liens and encumbrances existing under the terms of such leases, as may exist with respect to the lessor and such as do not materially affect the value of such leasehold interest and do not materially interfere with the use made and proposed to be made of such property by the Issuer, the Company, Partners, the Guarantors or any of their respective subsidiaries, in each of clauses (i) and (ii) except for liens and encumbrances contemplated by the Transaction Documents.
(hh)    The Company, Partners, the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of the respective businesses of such entities and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. (i) All material policies of insurance of the Company, Partners, the Guarantors and their respective subsidiaries are in full force and effect; (ii) the Company, Partners, the Guarantors and their respective subsidiaries are in compliance with the terms of such policies in all material respects; (iii) none of the Company, Partners, the Guarantors or any of their respective subsidiaries has received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; (iv) there are no material claims by the Company, Partners, the Guarantors or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and (v) none of the Company, Partners, the Guarantors or any such subsidiary has received notice from any insurer or agent of such insurer that it will not be able to renew its existing insurance coverage as and when such coverage expires nor, to the knowledge of the Issuer and the Company, does any fact or circumstance exist that could reasonably be expected to result in the failure of the Issuer, the Company, Partners, the Guarantors or any such subsidiary to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.
(ii)    The Issuer, the Company and each of the Company’s other subsidiaries have such permits, licenses, certificates of need and other approvals or authorizations of governmental or regulatory authorities (including the Crow Tribe of Indians) (“Permits”) as are necessary under applicable law to own its properties and conduct its business, as currently conducted, in the manner described in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Issuer, the Company and its other subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to all material Permits, and, to the knowledge of the Company, no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permits, except as would not reasonably be expected to have a Material Adverse Effect.
(jj)    The Issuer, the Company and each of the Company’s other subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and none has received written notice that the conduct of their respective businesses conflicts with, and none has received any written notice of any claim of conflict with, any such rights of others.
(kk)    Except as described in each of the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Issuer and the Company, threatened, to which the Issuer, the Company or any of its other subsidiaries is a party or of which any property or assets of the Issuer, the Company or any of its other subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(ll)    There are no legal or governmental proceedings or contracts or other documents with respect to the Company and its subsidiaries that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Company pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or filed as exhibits to documents incorporated by reference into the foregoing. To the knowledge of the Issuer, the Company, Partners, and the Guarantors, no party to any such contract, agreement or arrangement has breached any such contract, agreement or arrangement, nor to the knowledge of the Issuer, the Company, Partners, and the Guarantors, has any state of fact, event or circumstance occurred which, with notice, lapse of time or both, could reasonably be expected to result in a material breach of any such contract, agreement or arrangement by such party; and that statements made in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of contracts, constitute accurate summaries of the terms of such contracts and other documents in all material respects.
(mm)    No relationship, direct or indirect, that would be required to be described in an Annual Report on Form 10-K of the Company pursuant to Item 404 of Regulation S-K, exists between or among the Issuer, the Company or any of its other subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Issuer, the Company or any of its other subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.
(nn)    Except as described in each of the Pricing Disclosure Package and the Offering Memorandum, no labor disturbance by the employees of the Issuer, the Company or any of its other subsidiaries exists or, to the knowledge of the Issuer, the Company, Partners or any Guarantor, is imminent that would reasonably be expected to have a Material Adverse Effect.
(oo)    (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company, Partners, the Guarantors or any member of their respective “Controlled Group” (defined as any organization which is, or within the preceding six years, was a member of a controlled group of corporations with, or considered under common control and treated as one employer with, the Company or any of its subsidiaries under Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) could have any liability (each, a “Plan”) has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code; (ii) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to any Plan; (iii) none of the Company, Partners, the Guarantors or any member of their respective Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to Plans or premiums to the Pension Benefit Guarantee Corporation, in each case in the ordinary course and without default) in respect of any Plan; (iv) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan (excluding transactions effected pursuant to a statutory or administrative exemption) that would reasonably be expected to have a Material Adverse Effect; (v) for each Plan that is subject to the funding rules of Section 412 of the Code or Sections 303, 304 and 305 of ERISA, the minimum funding standard of Section 412 of the Code or Sections 303, 304 and 305 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (vi) except as described in the Pricing Disclosure Package, the fair market value of the assets of each Plan (other than a “multiemployer plan” as defined in Section 3(37) of ERISA) exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) as of the relevant date or dates described in Pricing Disclosure Package; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that would reasonably be expected to have a Material Adverse Effect, except as described in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum; and (viii) except as described in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, none of the Company, Partners, the Guarantors or any member of their respective Controlled Group has incurred, or reasonably expects to incur, any liability under the Coal Industry Retiree Health Benefit Act (other than contributions or premiums in the ordinary course and without default). Notwithstanding anything to the contrary in the preceding, each of the foregoing representations applies to a “multi-employer plan” as defined in Section 3(37) of ERISA only to the knowledge of the Issuer, the Company, Partners and the Guarantors and excludes matters with respect to such plans that are disclosed in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum.
(pp)    The Issuer, the Company and each of the Company’s other subsidiaries have filed all material income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions and has paid all taxes due thereon other than those being contested in good faith and for which reserves have been provided in accordance with the accounting principles applicable to the audited financial statements contained in the Pricing Disclosure Package, and no material tax deficiency has been determined adversely to the Issuer, the Company, Partners, the Guarantors or any of their respective subsidiaries, nor does the Issuer, the Company, Partners or any Guarantor have any knowledge of any tax deficiencies that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(qq)    Since the date as of which information is given in the Pricing Disclosure Package, and except as may otherwise be described in the Pricing Disclosure Package and the Offering Memorandum, none of the Issuer, the Company, Partners or any Guarantor has (1) issued or granted any securities (except compensation-related issuances and grants by the Company in the ordinary course of business or upon the conversion or exercise of convertible securities or options), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.
(rr)    The Company and its subsidiaries (i) make and keep materially accurate books and records and (ii) maintain and have maintained since December 31, 2009 effective internal control over financial reporting as defined in Rule 13a-5 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(ss)    None of the Issuer, the Company or any of its other subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any material indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clause (iii), to the extent any such default would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(tt)    Except as disclosed in each of the Pricing Disclosure Package and Offering Memorandum, the Issuer, the Company and each of the Company’s other subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to Materials of Environmental Concern (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of Materials of Environmental Concern, (iii) there are no proceedings that are pending, or known to be contemplated, against the Issuer, the Company or any of its other subsidiaries under Environmental Laws or regarding Materials of Environmental Concern, and (iv) there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto property owned or leased by the Issuer, the Company or any of its other subsidiaries or into the environment surrounding such property of any Materials of Environmental Concern, except in the case of clause (i), (ii), (iii) or (iv) where such non-compliance, violation, liability, proceedings, spill, discharge, leak, emission, injection, escape, dumping or release or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in each of the Pricing Disclosure Package and the Offering Memorandum, there are no proceedings that are pending, or known by the Issuer, the Company, Partners or the Guarantors to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party in which monetary sanctions may be imposed, other than such proceedings regarding which the Company reasonably believed such monetary sanctions will not be $100,000 or higher. The term “Materials of Environmental Concern” means any hazardous wastes, toxic wastes, hazardous substances, medical wastes, and terms of similar meaning as defined in or regulated under any applicable Environmental Laws.

(uu)    None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.
(vv)    The statements set forth in each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Guarantees and under the captions “Material United States Federal Income Tax Considerations,” “Description of Other Indebtedness,” “Certain ERISA and Related Considerations,” “Plan of Distribution” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects. In addition, information incorporated by reference into the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum containing summaries of terms of certain relationships and related transactions and management employment agreements, insofar as they purport to describe the provisions of the documents referred to therein, are accurate in all material respects.
(ww)    None of the Issuer, the Company, Partners, the Guarantors or anyone acting on their behalf (other than you, as to whom the Issuer, the Company, Partners and the Guarantors make no representation) have taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuer, the Company, Partners or the Guarantors in connection with the offering of the Notes.
(xx)    (i) The Company and its subsidiaries have established and maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Company, including its respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
(yy)    Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised by Ernst and Young LLP or by the audit committee of the board of directors of the Company of (A) any significant deficiencies in the design or operation of internal controls that would adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no material changes in internal controls or in other factors that would materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
(zz)    None of the Guarantors or any subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such person’s capital stock, from repaying to the Company any loans or advances to such person from the Company or from transferring any of such person’s property or assets to the Issuer, the Company, Partners or any other subsidiary of the Company or any Guarantor, except as described in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum.
(aaa)    There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
(bbb)    The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies” contained in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum accurately and fully describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (B) the judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.
(ccc)    None of the Issuer , the Company or any other subsidiary of the Company is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect.
(ddd)    The operations of the Issuer, the Company and its other subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer, the Company or any of the Company’s other subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, the Company or the Guarantors threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.
(eee)    (a) The Issuer, the Company and the Company’s other subsidiaries and their respective directors, officers, employees and (to the knowledge of the Issuer the Company, Partners and the Guarantors) agents have conducted their business in compliance with all laws, rules and regulations of any jurisdiction applicable to the Company and its subsidiaries concerning or relating to bribery or corruption (collectively, the “Anti-Corruption Laws”). (b) None of the Issuer, the Company or any of its other subsidiaries, nor, to the knowledge of the Issuer, the Company, Partners and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Issuer, the Company, Partners, the Guarantors or any of their respective subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or any other applicable anti-bribery or anti-corruption laws; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Issuer, the Company and its other subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(fff)    None of the Issuer, the Company or any of its other subsidiaries or their respective directors, officers, or employees, or (to the knowledge of the Issuer the Company, Partners and the Guarantors) agents or representatives of the Company or its subsidiaries acting or benefiting in any capacity in connection with this Agreement: (i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person; (iii) is located, organized or resident in Cuba, Iran, Sudan or Syria; or (iv) has directly or indirectly engaged in, or is now directly or indirectly engaged in, any dealings or transactions (1) with any Designated Person (other than as permitted by applicable Sanctions), (2) in Cuba, Iran, Sudan or Syria (except to the extent permitted by applicable Sanctions) or (3) otherwise in violation of Sanctions; and the Issuer, and upon completion of the Acquisition, the Company and Partners, will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of (i) financing the activities of or business with any person that, at the time of such financing, is the subject or the target of Sanctions or (ii) funding or facilitating in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions. The term “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government and administered by OFAC or by the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury or other relevant sanctions authority. The term “Designated Person” means any person listed on a Sanctions List. The term “Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities (or equivalent) held by the U.S. government and administered by OFAC, the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury or the United Nations Security Council or any similar list maintained by any other U.S. government entity or other relevant sanctions entity, in each case as the same may be amended, supplemented or substituted from time to time.
(ggg)    On and immediately after the Closing Date, the Issuer (after giving effect to the issuance of the Notes and the other transactions related thereto as described in each of the Pricing Disclosure Package and the Offering Memorandum) will be Solvent. Upon and immediately after the consummation of the Acquisition (after giving effect to the Acquisition, the Exchange, and the other transactions related thereto as described in each of the Pricing

Disclosure Package and the Offering Memorandum), the Company, Partners and the Guarantors will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Issuer, the Company, Partners and the Guarantors, as applicable, are not less than the total amount required to pay the probable liabilities of the Issuer, the Company, Partners or the Guarantors, as applicable, on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Issuer is or the Company, Partners and the Guarantors are, as applicable, able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, the Issuer is not, or the Company, Partners and the Guarantors are not, as applicable, incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Issuer is not, or the Company, Partners and the Guarantors are not, as applicable, engaged in any business or transaction, and are not about to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuer, the Company, Partners or the Guarantors, as applicable, are engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
(hhh)    No dispute between the Company or any of the Company’s subsidiaries and any local, native or indigenous group (including the Crow Tribe of Indians) exists or is, to the Issuer’s and Company’s knowledge, threatened or imminent with respect to any of the Company’s or such subsidiaries’ properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.
(iii)    The qualitative and quantitative data regarding proven and probable coal reserves of the Company in the reserve report referenced in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (i) were derived in all material respects in accordance all applicable industry standards, including Industry Guide 7 under the Exchange Act, and (ii) have been determined by Norwest Corporation, an independent consulting firm.
(jjj)    On the Closing Date, the Escrow Agreement will be effective to grant a valid and enforceable first priority security interest, in favor of the Escrow Agent for the benefit of the Trustee and the holders of the Notes, in the Issuer’s right, title and interest in the Escrow Collateral.
(kkk)    All representations and warranties of the Issuer, the Company, Partners, the Guarantors and Absaloka set forth in each Transaction Document are true and correct.
(lll)    Any certificate signed by any officer of the Issuer, the Company, Partners or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the

Issuer, the Company, Partners or such Guarantor, as to matters covered thereby, to the Initial Purchasers.
3.Representations, Warranties and Agreements of the Issuer, the Company, Partners and the Guarantors related to the Sherritt Entities. As of the Closing Date (unless otherwise specified), each of the Issuer, and upon execution of the Joinder Agreement, the Company, Partners and the Guarantors, jointly and severally and to each of their knowledge, represent, warrant and agree as follows:
(a)The warranties of Sherritt contained in the Arrangement Agreement (as qualified therein and in the disclosure schedules thereto) were, as of the date of the Arrangement Agreement, and are, as of the date of this Agreement, true and accurate in all material respects. Sherritt was not, as of the date of the Arrangement Agreement, or is, as of the date of this Agreement, in default or breach, and no event has occurred that, with notice or lapse of time or both, would constitute such default or breach, of the due performance or observance of any term, agreement, covenant or condition contained in the Arrangement Agreement, in each case except to the extent that such default or breach would not reasonably be expected to result in a Material Adverse Effect.
(b)Each of the Sherritt Entities is an entity duly incorporated or created and existing under the laws of its jurisdiction of incorporation or creation and has the power and authority to own, lease and operate its property and assets, carry on its business and to enter into and perform its obligations under the Transaction Documents to which it is a party. Each of the Sherritt Entities is duly qualified, licensed or registered to carry on business in all jurisdictions where the failure to be so registered, licensed or qualified could, either individually or in the aggregate, result in a Material Adverse Effect.
(c)The financial statements of the Sherritt Entities and the related notes thereto included in the Offering Memorandum have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis and each fairly presents the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial position of the Sherritt Entities as at the dates thereof and the results of operations for the respective periods covered thereby, in each case, in accordance with IFRS, subject to, in the case of the unaudited financial statements, the absence of notes and usual year-end adjustments.
(d)The Sherritt Entities have good and marketable, in the case of real property, and valid, in the case of personal property, title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property (including mineral rights) that are used or held by the Sherritt Entities, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that: (a) do not materially interfere with the use made and proposed to be made of such property by the Sherritt Entities; (b) could not, individually or in the aggregate, have a Material Adverse Effect; or (c) have been granted in connection with indebtedness reflected on the financial statements of the Sherritt Entities included in the Offering Memorandum.

(e)All material leases held by the Sherritt Entities are in good standing, create a good and valid leasehold interest and are in full force and effect without amendment.
(f)Each of the Sherritt Entities is insured under insurance policies appropriate to its business and assets in such amounts and against such risks as are customarily carried and insured against by owners or operators of comparable businesses and assets. Each policy of insurance under which each of the Sherritt Entities is insured is in full force and effect, and no written notice of termination or cancellation of any such policy has been received by any of the Sherritt Entities. None of the Sherritt Entities are in default, as to the payment of premiums or otherwise, under the terms of any such insurance policies.
(g)The Sherritt Entities have obtained and are in compliance with all mining permits, licenses, claims, mineral or exploration concessions, extraction and other mineral property rights, and leases, subleases, or surface use agreements for real property and mining interests necessary to own their own properties and conduct their current mining operations and business, except those mining permits licenses, claims, mineral or exploration concessions, extraction and other mineral property rights, and leases, subleases, or surface use agreements for real property and mining interests for which a failure to obtain or comply would not, either individually or in the aggregate, result in a Material Adverse Effect.
(h)There is no action, suit, investigation or proceeding, at law or in equity, by any person, nor any arbitration, administrative or other proceeding by or before any governmental authority pending or threatened against or affecting any of the Sherritt Entities or any of their respective properties, rights or assets which, individually or in the aggregate, if determined adversely to the interest of any of the Sherritt Entities, could reasonably be expected to have a Material Adverse Effect.
(i)Neither of the Sherritt Entities are indebted to any director, officer, employee or agent of, or independent contractor to, the Sherritt Entities or any of their respective affiliates (except for amounts due in the ordinary course of business as salaries, bonuses, director’s fees, amounts owing under any contracting agreement with any such independent contractor or the reimbursement of expenses in the ordinary course of business). There are no contracts (other than employment arrangements or independent contractor arrangements) with, or advances, loans, guarantees, liabilities or other obligations to, on behalf or for the benefit of, any shareholder, officer or director of the Sherritt Entities, or any of their respective affiliates or associates.
(j)Neither of the Sherritt Entities is or has engaged in, or received written notice of any, pending or threatened unfair labor practice complaint; no arbitration proceeding arising out of or under any collective bargaining agreement is pending or threatened against either of the Sherritt Entities which, individually or in the aggregate, if determined adversely to the interest of any of the Sherritt Entities, could reasonably be expected to have a Material Adverse Effect; and no labor strike, slow down or stoppage is pending or threatened by any representative of any union or other representation of employees against or affecting the Sherritt Entities.

(k)Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Sherritt Entities have paid all taxes which are due and payable within the time required by applicable law, and have paid all assessments and reassessments received in respect of taxes and no material tax deficiency has been determined adversely to the Sherritt Entities.
(l)Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) each of the Sherritt Entities possesses all governmental authorizations required under applicable Environmental Laws and each is and has been conducting its operations in compliance therewith; (b) each of the Sherritt Entities is and has been conducting its operations in compliance with all applicable Environmental Laws and governmental authorizations; (c) there are no pending or threatened environmental claims relating to their mining operations or against either of the Sherritt Entities; (d) neither of the Sherritt Entities have used any of their respective mining operations to refine, treat, dispose, produce or process hazardous substances, except in compliance with Environmental Laws and governmental authorizations; (e) neither Sherritt Entity has caused or permitted the release of any hazardous substance at, on, under or from any of their mining operations, except in compliance with Environmental Laws and governmental authorizations; and (f) neither Sherritt Entity has received written notice that it is potentially responsible for any remedial or other corrective action or any work, repairs, construction or capital expenditures in each case to be made or taken under any Environmental Law. Except as disclosed in each of the Pricing Disclosure Package and the Offering Memorandum and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no proceedings that are pending, or known by the Issuer, the Company, Partners or the Guarantors to be contemplated, against the Sherritt Entities under Environmental Laws in which a governmental authority is also a party in which monetary sanctions may be imposed.
(m)The operations of the Sherritt Entities are in compliance with Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sherritt Entities with respect to the Money Laundering Laws is pending or threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.
(n)(a) The Sherritt Entities and their respective directors, officers, employees and agents have conducted their business in compliance Anti-Corruption Laws. (b) Neither of the Sherritt Entities, nor any of their respective directors, executives, officers, representatives, agents or employees have, during the past two (2) years: (i) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal; (ii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees; (iii) violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act (Canada) or any applicable Law of similar effect; (iv) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties; or (v) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

(o)Neither of the Sherritt Entities nor agents or representatives of the Sherritt Entities acting or benefiting in any capacity in connection with this Agreement: (i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person; (iii) is located, organized or resident in Cuba, Iran, Sudan or Syria; or (iv) has directly or indirectly engaged in, or is now directly or indirectly engaged in, any dealings or transactions (1) with any Designated Person (other than as permitted by applicable Sanctions), (2) in Cuba, Iran, Sudan or Syria (except to the extent permitted by applicable Sanctions) or (3) otherwise in violation of Sanctions; and the Issuer, and upon completion of the Acquisition, the Company and Partners, will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of (i) financing the activities of or business with any person that, at the time of such financing, is the subject or the target of Sanctions or (ii) funding or facilitating in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.
(p)The Sherritt Entities maintain systems of internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the applicable generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with the applicable generally accepted accounting principles and to maintain asset accountability.
(q)Neither of the Sherritt Entities (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any material indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clauses (ii) or (iii), to the extent any such default would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.
(a)The Issuer hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Issuer, and upon execution of the Joinder Agreement, the Company, Partners and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of Notes set forth opposite such Initial Purchaser’s name in Schedule I, at a purchase price of 106.875% of the principal amount thereof, the total principal amount of Notes. The Issuer shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.
(b)Each Initial Purchaser hereby represents and warrants to the Issuer that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Issuer, on the basis of the representations, warranties and agreements of the Issuer, and upon execution of the Joinder Agreement, the Company, Partners and the Guarantors, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising), (v) will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act in connection with the offering of the Notes and (vi) will not offer or sell any Notes in any province of Canada and to residents of Canada unless the sale is made (A) through an appropriately registered dealer or in accordance with an exemption from the dealer registration requirements of applicable securities laws in Canada, and (B) to persons in Canada who are “accredited investors” within the meaning of National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators.
(c)Each Initial Purchaser has not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not use, authorize use of, refer to, or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule IV hereto, (iii) the Free Writing Offering Documents listed on Schedule IV hereto, (iv) any written communication prepared by the Initial Purchasers and approved by the Company in writing, or (v) any written communication relating to or that contains solely the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.
Each Initial Purchaser understands that the Issuer and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 8(c) and 8(d) hereof, counsel to the Issuer and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and each Initial Purchaser hereby consents to such reliance.

5.Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the offices of Simpson Thacher & Bartlett LLP at 9:00 A.M., New York City time, on the Closing Date. The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.
The Notes will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form and will be registered in the name of Cede & Co. as nominee of DTC. The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.
On the Closing Date, the Issuer will pay to the Initial Purchasers an amount equal to one half of the Initial Purchasers’ Commission. On the Acquisition Closing Date, the Issuer will pay to the Initial Purchasers the balance of Initial Purchasers’ Commission immediately upon the release of the Escrow Funds to the Issuer. In the event the Acquisition is not consummated and the Notes are subject to the Special Mandatory Redemption, the Initial Purchasers will not be entitled to the second payment of one half of the Initial Purchasers’ Commission.
6.    Agreements of the Issuer, the Company, Partners and the Guarantors. The Issuer covenants and agrees, and upon execution of the Joinder Agreement the Company, Partners and the Guarantors, jointly and severally, covenant and agree with each Initial Purchaser as follows:
(a)The Issuer will promptly furnish to the Initial Purchasers, without charge, such number of copies of the Pricing Disclosure Package and Offering Memorandum, as each may then be amended or supplemented, as it may reasonably request.
(b)The Issuer, the Company, Partners and the Guarantors will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised, except with respect to documents filed under the Exchange Act in compliance with Section 6(c).
(c)The Issuer, the Company, Partners and the Guarantors (i) will not file any document under the Exchange Act before the completion of the distribution of the Notes by the Initial Purchasers if such document would be deemed to be incorporated by reference into the Pricing Disclosure Package or the Offering Memorandum, which filing is not consented to by the Initial Purchasers after reasonable notice thereof (such consent not to be unreasonably withheld or delayed); (ii) will advise the Initial Purchasers promptly after it receives notice thereof, of the issuance by the Commission or any state or other regulatory body of any order or decree preventing, suspending, limiting or restricting the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum; and (iii) will use its best efforts to prevent the issuance of any such order and, if such order is issued, to obtain as soon as reasonably practicable the lifting or withdrawal thereof. For purposes of clarification, this provision shall not apply to the Exchange of Notes for New Notes.
(d)The Issuer, the Company, Partners and each of the Guarantors consents to the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered.
(e)If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Issuer, the Company, Partners or any of the Guarantors or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Issuer, the Company, Partners and the Guarantors will promptly prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.
(f)None of the Issuer, the Company, Partners nor any Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Initial Purchasers, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Issuer will give notice thereof to the Initial Purchasers and, if requested by the Initial Purchasers, will prepare and furnish without charge to the Initial Purchasers a Free Writing Offering Document or other document which will correct such conflict, statement or omission.
(g)Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith none of the Issuer, the Company nor Partners shall be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

Until completion of the distribution of the Notes, and subject to the requirements of Section 6(c) above, the Issuer, the Company, Partners and the Guarantors will timely file all reports, documents and amendments to previously filed documents required to be filed by it pursuant to Section 12, 13(a), 13(c), 14 or 15(d) of the Exchange Act.
(h)Except for the transactions described in each of the Pricing Disclosure Package and the Offering Memorandum, for a period commencing on the date hereof through and including the date that is the later of 90 days after the date of this Agreement and 45 days after the Acquisition Closing Date, the Issuer, the Company, Partners and the Guarantors agree not to, directly or indirectly, (1) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future) any debt securities of the Issuer, the Company or Partners substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Issuer, the Company or Partners, or sell or grant options, rights or warrants with respect to such debt securities of the Issuer, the Company or Partners or securities convertible into or exchangeable for such debt securities of the Company or Partners, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Issuer, the Company or Partners, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of debt securities of the Company or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of such securities of the Issuer, the Company or Partners substantially similar to the Notes or securities convertible, exercisable or exchangeable into such debt securities of the Issuer, the Company or Partners or (4) publicly announce an offering of any debt securities of the Issuer, the Company or Partners substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Initial Purchasers, except in exchange for the Exchange Notes and the Exchange Guarantees in connection with the Exchange Offer.
(i)The Issuer and the Company will furnish to the holders of the Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that so long as the Company files periodic reports pursuant to Section 13 or 15(d) of the Exchange Act for the foregoing periods, the Issuer and the Company shall be deemed to comply with this Section 5(i).
(j)So long as any of the Notes are outstanding, the Issuer, the Company, Partners and the Guarantors will furnish to the Initial Purchasers (i) as soon as available, unless otherwise filed electronically with the Commission’s Next-Generation EDGAR System (or any successor system), a copy of each report of the Company, Partners or any Guarantor mailed to stockholders generally or financial or other material change reports filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company, Partners and the Guarantors as the Initial Purchasers may reasonably request.

(k)The Issuer and the Company, Partners and the Guarantors will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and in the Offering Memorandum under the caption “Use of Proceeds.”
(l)The Issuer, the Company, Partners, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuer, the Company, Partners or the Guarantors in connection with the offering of the Notes.
(m)The Issuer, the Company, Partners and the Guarantors will use their best efforts to permit the Notes to be eligible for clearance and settlement through DTC.
(n)The Issuer, the Company, Partners and the Guarantors will not, and will not permit any of their respective controlled affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Issuer, the Company, Partners, the Guarantors or any of their respective controlled affiliates and resold in a transaction registered under the Securities Act.
(o)The Issuer, the Company, Partners and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.
(p)The Issuer, the Company, Partners and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Issuer, the Company, Partners and the Guarantors to DTC relating to the approval of the Notes by DTC for “book entry” transfer.
(q)For two years following the Closing Date, the Company will take such steps as shall be reasonably necessary to ensure that Company does not become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.
(r)The Issuer, the Company, Partners and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.
(s)The Issuer will deposit the Escrow Funds into the Escrow Account on the Closing Date and will comply with all of its agreements, including, without limitation, agreements to deposit additional amounts, set forth in the Escrow Agreement.
(t)The Issuer will (i) complete on the Closing Date all filings and take all other similar actions required in connection with the perfection of security interests in the Escrow Collateral as and to the extent required by the Escrow Agreement and (ii) take all actions necessary to maintain such security interests and to perfect security interests in any Escrow Collateral acquired after the Closing Date, in each case as and to the extent required by the Escrow Agreement.
(u)(i) Each of the Issuer, the Company, Partners and the Guarantors shall (i) conduct its business in compliance with Anti-Corruption Laws; (ii) maintain policies and procedures designed to promote and achieve compliance with Anti-Corruption Laws; and (iii) implement appropriate controls and safeguards designed to prevent any proceeds from the offering from being used contrary to the representations and undertakings set forth herein. Each of the Issuer, the Company, Partners and the Guarantors shall comply in all material respects with all applicable foreign and domestic laws, rules and regulations (including the Patriot Act, foreign exchange control regulations, foreign asset control regulations and other trade-related regulations) now or hereafter applicable to this Agreement and the transactions contemplated hereby.
(v)(i) None of the Issuer, the Company, Partners and the Guarantors shall, nor shall permit its subsidiaries to, directly or indirectly, use the proceeds of the offering (x) for any purpose that would breach, the United States Foreign Corrupt Practices Act of 1977 or, to the extent applicable, other similar legislation in other jurisdictions, (y) to fund, finance or facilitate any activities, business or transaction of or with any Designated Person (except to the extent permitted by applicable Sanctions) or in Cuba, Iran, Sudan or Syria, or otherwise in violation of Sanctions, as such Sanctions are in effect from time to time; or (z) in any other manner that will result in the violation of any applicable Sanctions by the Initial Purchasers. (ii) None of the Issuer, the Company, Partners and the Guarantors shall, nor shall permit its subsidiaries to, use funds or assets, obtained directly or indirectly from transactions with or otherwise relating to (x) Designated Persons or (y) Cuba, Iran, Sudan or Syria, to pay or repay any amount owing to the Initial Purchasers under this Agreement.
(w)On the Acquisition Closing Date, the Company and Partners will and will cause the Guarantors to execute and deliver to the Initial Purchasers the Joinder Agreement and the Registration Rights Agreement, and shall deliver to the Initial Purchasers copies of the Supplemental Indenture executed and delivered by duly authorized officers of the Company and the Guarantors.
(x)On the Acquisition Closing Date, the Company and Partners will issue the New Notes and deliver the New Notes to the Issuer and the Issuer will promptly exchange the Notes for the New Notes.
(y)On the Acquisition Closing Date, the Company will cause Westmoreland Mining LLC to issue a redemption notice for its outstanding WML Notes.
(z)On the Acquisition Closing Date, Holland and Hart LLP, Squire Sanders (US) LLP, Williams, Mullen, Clark and Dobbins, and Gowling Lafleur Henderson LLP, counsel for the Issuer, the Company, Partners and the Guarantors, as applicable, shall have furnished to the Initial Purchasers, at the request of the Company, their respective written opinions, dated the Acquisition Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annexes C1, C2, C3 and C4 hereto.
(aa)On the Acquisition Closing Date, Jennifer S. Grafton, General Counsel and Secretary for the Company, shall have furnished to the Initial Purchasers her written opinion, dated the Acquisition Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, substantially in the form of Annex C5 hereto.
(ab)On the Acquisition Closing Date, the Company shall have furnished to the Initial Purchasers a certificate, dated as of the Closing Date, of the Chief Financial Officer of the Company as to the Solvency of the Company following the consummation of the Acquisition.
7.Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuer and, upon the execution and delivery of the Joinder Agreement on the Acquisition Closing Date, the Company, Partners and the Guarantors, jointly and severally, agree to pay all costs, expenses, fees and taxes incident to: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s accountants and counsel, and legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of each of the Transaction Documents, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales; (iii) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection; (iv) the qualification of the Notes and Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (v) the furnishing of such copies of the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (vii) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel); (viii) the rating of the Notes and the Exchange Notes; (ix) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Existing Indenture, the Supplemental Indenture, the Notes, and the Guarantees, the Exchange Notes and the Exchange Guarantees; (x) the performance by the Issuer, the Company, Partners and the Guarantors of their other obligations under this Agreement; (xi) expenses attributable to creating and perfecting the security interest in the Collateral as contemplated by the Escrow Agreement (including the reasonable related fees and expenses of counsel for the Initial Purchasers for all periods prior to and after the Closing Date); and (xii) all reasonable travel expenses of the Initial Purchasers and the Company’s officers and employees and any other expenses of the Initial Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any “road show” presentation.

8.Conditions to Initial Purchasers’ Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the date hereof and the Closing Date, of the representations and warranties of Issuer contained herein, to the performance by the Issuer of its obligations hereunder, and to each of the following additional terms and conditions:
(a)The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum, or any amendment or supplement thereto, contained or contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett LLP, counsel to the Initial Purchasers, is material or omitted or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein not misleading.
(b)All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(c)Holland & Hart LLP and Squire Sanders (US) LLP shall have furnished to the Initial Purchasers their respective written opinions and 10b-5 statement, as applicable, as counsel to the Issuer, the Company, Partners and the Guarantors, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Annex A-1 and Annex A-2 hereto.
(d)The Initial Purchasers shall have received from Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, an opinion and 10b-5 statement, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
(e)Jennifer S. Grafton, General Counsel and Secretary for the Company, shall have furnished to the Initial Purchasers her written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, substantially in the form of Annex B hereto.
(f)At the time of execution of this Agreement and on the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the respective dates of delivery thereof, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to the Company and its subsidiaries, and contained or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g)At the time of execution of this Agreement and on the Closing Date, the Initial Purchasers shall have received from Deloitte LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the respective dates of delivery thereof, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to the Sherritt Entities contained or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.
(h)The Company shall have furnished to the Initial Purchasers on the Closing Date a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company reasonably satisfactory to the Initial Purchasers as to such matters as the Initial Purchasers may reasonably request, including, without limitation, a statement that:

(i)
The representations, warranties and agreements of the Issuer in this Agreement are true and correct on and as of the Closing Date, and the Issuer has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)
Such officer carefully examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package of the Offering Memorandum; and

(iii)	to the effect set forth in paragraph (k) below.
(i)The Issuer shall have furnished to the Initial Purchasers a certificate, dated as of the Closing Date, of the Chief Financial Officer of the Company as to the Solvency of the Issuer following the issuances of the Notes.
(j)In the judgment of the Initial Purchasers, none of the following has occurred, since the date of the most recent financial statements of the Company or the Sherritt Entities, as the case may be, included in each of the Pricing Disclosure Package and the Offering Memorandum, the effect of which, individually or in the aggregate, is so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum: (i) any of the Company, its subsidiaries or the Sherritt Entities has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) there has been a change in the capital stock or long-term debt of the Company, any of its subsidiaries or the Sherritt Entities, (iii) there has been a change, or a development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company, any of its subsidiaries and the Sherritt Entities, taken as a whole after giving effect to the Acquisition, and (iv) the Company, any of its subsidiaries or the Sherritt Entities, has entered into any transaction or agreement that is material to the Company, its subsidiaries and the Sherritt Entities, taken as a whole after giving effect to the Acquisition, or incurred any liability or obligation, direct or contingent, that is material to the Company, its subsidiaries or the Sherritt Entities, taken as a whole after giving effect to the Acquisition.
(k)Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any debt securities or preferred stock issued by the Issuer, the Company, Partners or any Guarantor by any nationally recognized statistical rating organization and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or of debt securities or preferred stock issued by the Issuer, the Company, Partners or any Guarantor.
(l)Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the NASDAQ or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of the Initial Purchasers, would materially and adversely affect the financial markets or the markets for the Notes and other debt securities.
(m)There shall exist at and as of the Closing Date no condition that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Indenture or any other Transaction Document as in effect at the Closing Date (or an event that with notice or lapse of time, or both, would constitute such a default or material breach).

(n)The Initial Purchasers shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuer and the Company in the State of Delaware, in each case in writing or any standard form of telecommunication, from the Secretary of State of the State of Delaware.
(o)The Issuer and the Trustee shall have executed and delivered the Indenture and the Notes, and the Initial Purchasers shall have received copies thereof, duly executed by the Issuer and the Trustee.
(p)On or prior to the Closing Date, the Issuer, the Escrow Agent and the Trustee shall have executed and delivered the Escrow Agreement and the Initial Purchasers shall have received a copy thereof. The Escrow Account shall have been established by the Escrow Agent, to the reasonable satisfaction of the Initial Purchasers. The proceeds of the Notes shall be deposited in the Escrow Account and the Issuer shall have deposited any additional amounts required by the Escrow Agreement into the Escrow Account substantially concurrently with payment and delivery of the Securities. The Issuer shall have granted, to the extent it has rights therein, a valid first priority security interest in the Escrow Account and, upon deposit thereof, all of the Escrow Funds maintained therein in favor of the Trustee on behalf of the holders of the Notes and shall have perfected such security interest to the reasonable satisfaction of the Initial Purchasers and the other conditions contained in the Escrow Agreement shall have been satisfied. The Initial Purchasers shall have received copies of such documents as they may reasonably request in connection with the foregoing.
(q)No amendment, modification or waiver to the Arrangement Agreement shall have occurred or shall exist that, in the aggregate, is materially adverse to the Company, its subsidiaries (including the Issuer) or the Sherritt Entities, taken as a whole after giving effect to the Acquisition, or to the holders of the Notes.
(r)The Notes shall be eligible for clearance and settlement through DTC.
(s)On or prior to the Closing Date, the Issuer shall have furnished to the Initial, Purchaser such further certificates and documents as the Initial Purchasers may reasonably request.
All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
9.Indemnification and Contribution.
(a)Indemnification of the Initial Purchasers. The Issuer as of the date hereof agrees, and upon execution and delivery of the Joinder Agreement, the Company, Partners and each Guarantor, hereby agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which the Initial Purchasers or any director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company, Partners or any Guarantor (or based upon any written information furnished by the Issuer, the Company, Partners or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (C) in any materials or information provided to investors by, or with the approval of, the Issuer, the Company or Partners in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Issuer, the Company or Partners (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Initial Purchasers and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchasers or any director, officer, employee or controlling person in connection with investigating, defending or preparing to defend against, or participating as a third party witness with respect to any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer, the Company, Partners and the Guarantors shall not be liable in such case to the extent that such loss, claim, damage, liability or action resulted directly from any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Issuer, the Company or Partners by the Initial Purchasers specifically for inclusion therein, which information consists solely of the information specified in Section 9(e). The foregoing indemnity agreement is in addition to any liability that the Issuer, the Company, Partners or the Guarantors may otherwise have to the Initial Purchasers or to any director, officer, employee or controlling person of the Initial Purchasers.
(b)Indemnification of the Issuer, the Company, Partners and the Guarantors. Each Initial Purchasers hereby agrees, severally and not jointly, to indemnify and hold harmless (i) as of the date hereof, the Issuer and each of its directors and officers, and, upon execution and delivery of the Joinder Agreement, the Company, Partners, each Guarantor and each of their respective directors and officers and (ii) each person, if any, who controls, as of the date hereof, the Issuer and, upon execution and delivery of the Joinder Agreement, the Company, Partners or any Guarantor within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, the Company, Partners, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action resulted directly from (i) an untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary

Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Issuers by the Initial Purchasers specifically for inclusion therein, which information is limited to the information set forth in Section 9(e). The foregoing indemnity agreement is in addition to any liability that the Initial Purchasers may otherwise have to the Issuer, the Company, Partners, any Guarantor or any such director, officer, employee or controlling person.
(c)Notice and Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 9 except to the extent it has been materially prejudiced by such failure, and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ one counsel (in addition to any local counsel) to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Issuer, the Company, Partners or any Guarantor under this Section 9, if (i) the Issuer, the Company, Partners, the Guarantors and the Initial Purchasers shall have so mutually agreed; (ii) the Issuer, the Company, Partners and the Guarantors have failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Issuer, the Company, Partners and the Guarantors; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective directors, officers, employees or controlling persons, on the one hand, and the Issuer, the Company, Partners and the Guarantors, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel (in addition to any local counsel) shall be paid by the Issuer, the Company, Partners and the Guarantors. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (y) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
(d)Contribution.    If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer, the Company, Partners and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, the Company, Partners and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, the Company, Partners and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Issuer, the Company, Partners and the Guarantors, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Company, Partners, the Guarantors, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Issuer shall be deemed to be also for the benefit of the Company, Partners and the Guarantors, and information supplied by the Issuer shall also be deemed to have been supplied by the Company, Partners and the Guarantors. The Issuer, the Company, Partners, the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which of the commissions received by it exceeds the amount of any damages that the Initial Purchasers have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(t) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(e)The Initial Purchasers confirm and the Issuer acknowledges and agrees that the statements with respect to the offering of the Notes by the Initial Purchasers set forth under the caption “Plan of Distribution” in the third paragraph, the first three sentences of the fourth paragraph, the seventh paragraph and the first and second sentences of the eighth paragraph, in each case, contained in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum constitute the only information concerning the Initial Purchasers furnished in writing to the Issuer, the Company, Partners or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.
10.Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Issuers prior to delivery of and payment for the Notes if, prior to that time, (a) the Issuer, the Company, Partners or the Guarantors, as the case may be, will have failed, refused or been unable, at or prior to delivery of and payment for the Notes, to perform any agreement on its part to be performed hereunder, (b) any of the events described in Section 8(m) shall have occurred or (c) any other condition to the Initial Purchasers’ obligations hereunder is not fulfilled or the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.
11.Reimbursement of Initial Purchasers’ Expenses. If (a) the Issuer fails to tender the Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Issuer, the Company, Partners or any Guarantor to perform any agreement on their part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Issuer, the Company, Partners or any Guarantor is not fulfilled or (b) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Issuer, the Company, Partners and the Guarantors shall reimburse the Initial Purchasers for all reasonable expenses described in Section 7 and incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Issuer, the Company, Partners and the Guarantors shall pay the full amount thereof to the Initial Purchasers.
12.Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)if to the Initial Purchasers, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to:
BMO Capital Markets Corp.
3 Times Square, Floor 28
New York, NY 10036
Attn: Thomas D . Dale
Facsimile: 212-702-1885
Confirmation No.: (212) 702-1869

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attention: Leveraged Debt Capital Markets
Facsimile: (212) 797-4877
with a copy at the same address to:
Attention of the General Counsel, 36th Floor
Facsimile: (212) 797-4561

with copies (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Rhett Brandon, Esq.
Confirmation No.: (212) 455-3615
Facsimile: (212) 492-0085

(b)if to the Issuer, the Company, Partners or any Guarantor, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to:
Westmoreland Coal Company
9540 South Maroon Circle, Suite 200
Englewood, CO 801122
Facsimile: 720-354-4476
Attention: Jennifer S. Grafton, Esq

with copies (which shall not constitute notice) to:
Holland & Hart LLP
6380 South Fiddlers Green Circle, Suite 500
Greenwood Village, CO 80111
Facsimile: 303-713-6305
Attention: Amy L. Bowler, Esq.

any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
13.Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein and the officers, directors and employees of each Initial Purchaser referred to in Section 9 hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Issuer, the Company, Partners and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling the Initial Purchasers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
14.Survival. The respective indemnities, representations, warranties and agreements of the Issuer, the Company, Partners, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes, or any termination or cancellation of this Agreement, and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
15.Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.
16.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.
17.Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
18.No Fiduciary Duty. The Issuer and, upon execution of the Joinder Agreement, the Company, Partners and the Guarantors acknowledge and agree that in connection with this offering, or the Initial Purchasers’ performance of any other duties under this Agreement, notwithstanding any pre-existing relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Issuer, the Company, Partners, any Guarantor and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisor, expert or otherwise, to the Issuer, the Company, Partners or the Guarantors, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Issuer, the Company, Partners and the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; any duties and obligations that the Initial Purchasers may have to the Issuer, the Company, Partners and the Guarantors shall be limited to those duties and obligations specifically stated herein; and the Initial Purchasers and their respective affiliates may have interests that differ from those of the Issuer, the Company, Partners and the Guarantors. The Issuer, the Company, Partners and the Guarantors hereby waive any claims that the Issuer, the Company, Partners and the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.
19.Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
20.Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature pages follow.]

If the foregoing correctly sets forth your understanding, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

WESTMORELAND ESCROW CORPORATION

By:    /s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    General Counsel and Secretary

[Signature Page to Purchase Agreement]

Accepted as of the date first written above.

BMO CAPITAL MARKETS CORP.

By: /s/ Tom D. Dale
Name:    Tom D. Dale
Title:    Managing Director

DEUTSCHE BANK SECURITIES INC.

By: /s/ Ralph Totoonchie
Name:    Ralph Totoonchie
Title:    Director

By: /s/ Philip N. Saliba
Name:    Philip N. Saliba
Title:    Director

[Signature Page to Purchase Agreement]

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